PIONEER
                                    ---------
                                     GROWTH

                                     SHARES

                                   Semiannual
                                     Report

                                     6/30/02

                           [LOGO] PIONEER
                                  Investments(R)

T a b l e  o f  C o n t e n t s
--------------------------------------------------------------------------------

Letter from the President                                                 1

Portfolio Summary                                                         2

Performance Update                                                        3

Portfolio Management Discussion                                           7

Schedule of Investments                                                  10

Financial Statements                                                     15

Notes to Financial Statements                                            22

Trustees, Officers and Service Providers                                 27

Programs and Services for Pioneer Shareowners                            28

Pioneer Growth Shares

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 6/30/02
--------------------------------------------------------------------------------

D e a r  S h a r e o w n e r s,
--------------------------------------------------------------------------------

All the negatives that have weighed on the market - weak corporate earnings, high-profile business scandals, and an ambiguous economic outlook - have one thing in common: None of them is likely to be permanent. It would also be a mistake to believe that the current run of bad news is somehow unique. In recent years, other headlines have rattled investors - 1987's market meltdown, the Gulf War, currency crises in Asia and Russia, and, of course, September 11. On each occasion, frustrated investors cashed in their holdings, hoping to resume investing in better times. But only hindsig\ht shows us the best times to be in or out of the market.

As successful professional investors with 74 years of experience caring for our clients' assets through declines and recoveries, we are sure of one thing: Like its predecessors, this downtrend began without the ringing of a bell and will end the same way. So rather than turn our backs when the news is bad, we search for attractive investments every day.

Be guided by your needs, not by the news

Just like the events I mentioned earlier, today's unsettling headlines may be distant memories by the time you need to pay tuition bills or face the real costs of living in retirement. That's why, like us, you should keep your eyes on the future and not on the evening news.

Toward that end, your financial advisor can offer needed perspective and useful experience in times of market volatility. Your advisor can keep you focused on your goals and discuss adjustments to your investment program if you aren't comfortable with the choices you made earlier. And if tuition bills and retirement are in fact upon you, all the more reason for working more closely with your financial advisor.

The first retirement plan for owner-only businesses

Pioneer has designed a unique retirement program exclusively for one-person businesses. Pioneer Uni-K(SM) Plan is the first-of-its-kind 401(k) plan designed exclusively for owner-only businesses, whether full- or part-time. It could be ideal for your retirement planning, especially if you want to maximize contributions. Uni-K also offers other key advantages: you can consolidate your other retirement plan assets into your Uni-K plan, and loans are available. Ask your financial advisor for further details.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

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Pioneer Growth Shares

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/02
--------------------------------------------------------------------------------

                                     [CHART]

P o r t f o l i o  D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

            U.S. Common Stocks                                  94%
            Temporary Cash Investments                           5%
            Depositary Receipts for International Stocks         1%

                                     [CHART]

S e c t o r  D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

            Health Care                                         31%
            Information Technology                              31%
            Consumer Discretionary                              14%
            Consumer Staples                                    11%
            Industrials                                         10%
            Financials                                           2%
            Energy                                               1%

1 0  L a r g e s t  H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1. Pfizer, Inc.                    7.39%     6. HCA, Inc.                         4.01%
2. Microsoft Corp.                 6.52      7. General Electric Co.              3.52
3. Wal-Mart Stores, Inc.           5.68      8. Philip Morris Co., Inc.           3.18
4. Pharmacia Corp.                 4.46      9. Procter & Gamble Co.              3.12
5. Wyeth, Inc.                     4.28     10. Scios Inc.                        2.95

Fund holdings will vary for other periods.

Pioneer Growth Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/02                                        CLASS A SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------
Net Asset Value
per Share                        6/30/02        12/31/01
                                 $10.31         $13.90

Distributions per Share          Income         Short-Term        Long-Term
(12/31/01-6/30/02)               Dividends      Capital Gains     Capital Gains
                                     -               -                 -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to the growth of the Standard & Poor's (S&P) 500/Barra Growth Index, the S&P 500 Index and the Russell 1000 Index. Pioneer believes the S&P 500/Barra Growth Index is more representative of the Fund's holdings than the S&P 500 Index, and the Fund will compare its performance to this index in the future.

Average Annual Total Returns
(As of June 30, 2002)

                        Net Asset              Public Offering
Period                    Value                    Price*

10 Years                   9.14                      8.50
5 Years                   -2.44                     -3.58
1 Year                   -34.08                    -37.85

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

                                     [CHART]

                                Growth of $10,000

        Date      Pioneer Growth    S&P 500      Russell 1000     S&P 500/Barra
                      Shares*        Index           Index         Growth Index
     6/30/1992        $ 9,425       $10,000         $10,000        $10,000
                      $11,618       $10,832         $10,980          11110.98
    12/31/1993        $12,608       $11,918         $12,099          11297.81
                      $12,280       $12,082         $12,145          11651.14
                      $15,942       $16,606         $16,731          16093.91
    12/31/1996        $20,239       $20,408         $20,485          19953.10
                      $29,100       $27,210         $27,211          27212.39
                      $38,862       $34,970         $34,562          38682.83
    12/31/1999        $41,738       $42,312         $41,793          49609.65
                      $37,746       $38,459         $38,543          38657.23
                      $30,486       $33,906         $33,744          33734.92
     6/30/2002        $22,612       $29,452         $29,420          28026.16

The Fund adopted its current name and investment adviser (Pioneer Investment Management, Inc.) on December 1, 1993. Prior to that date, the Fund's name was Mutual of Omaha Growth Fund, Inc., and its investment adviser was Mutual of Omaha Fund Management Company.

The S&P 500/Barra Growth Index is made up of those stocks contained within the S&P 500 Index that have higher price-to-book ratios. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer Growth Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/02                                        CLASS B SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------
Net Asset Value
per Share                        6/30/02        12/31/01
                                 $9.66          $13.07

Distributions per Share          Income         Short-Term        Long-Term
(12/31/01-6/30/02)               Dividends      Capital Gains     Capital Gains
                                     -               -                 -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's (S&P) 500/Barra Growth Index, the S&P 500 Index and the Russell 1000 Index. Pioneer believes the S&P 500/Barra Growth Index is more representative of the Fund's holdings than the S&P 500 Index, and the Fund will compare its performance to this index in the future.

Average Annual Total Returns
(As of June 30, 2002)

                           If                         If
Period                    Held                     Redeemed*

Life-of-Class
(4/28/95)                 6.72%                       6.72%
5 Years                  -3.19                       -3.34
1 Year                  -34.55                      -37.17

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

                                     [CHART]

                                Growth of $10,000

        Date      Pioneer Growth    S&P 500      Russell 1000     S&P 500/Barra
                      Shares*        Index           Index         Growth Index
     4/30/1995        $10,000       $10,000         $10,000        $10,000
                      $11,825       $12,186         $12,254          12259.25
    12/31/1996        $14,897       $14,977         $15,003          15198.92
                      $21,265       $19,968         $19,929          20728.56
                      $28,168       $25,663         $25,313          29465.97
    12/31/1999        $30,017       $31,050         $30,609          37789.29
                      $26,941       $28,223         $28,229          29446.46
                      $21,589       $24,882         $24,714          25696.98
     6/30/2002        $15,956       $21,613         $21,548          21348.44

The S&P 500/Barra Growth Index is made up of those stocks contained within the S&P 500 Index that have higher price-to-book ratios. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/02                                        CLASS C SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------
Net Asset Value
per Share                        6/30/02        12/31/01
                                 $9.74          $13.18

Distributions per Share          Income         Short-Term        Long-Term
(12/31/01-6/30/02)               Dividends      Capital Gains     Capital Gains
                                     -               -                 -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to the growth of the Standard & Poor's (S&P) 500/Barra Growth Index, the S&P 500 Index and the Russell 1000 Index. Pioneer believes the S&P 500/Barra Growth Index is more representative of the Fund's holdings than the S&P 500 Index, and the Fund will compare its performance to this index in the future.

Average Annual Total Returns
(As of June 30, 2002)

                        Net Asset                   Public Offering
Period                    Value                       Price/CDSC*

Life-of-Class
(1/31/96)                  4.85%                          4.69%
5 Years                   -3.14                          -3.34
1 Year                   -34.50                         -35.15

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

                                    [CHART]

                                Growth of $10,000

       Date       Pioneer Growth    S&P 500      Russell 1000     S&P 500/Barra
                      Shares*        Index           Index         Growth Index
     1/31/1996        $ 9,900       $10,000         $10,000        $10,000
    12/31/1996        $12,438       $11,902         $11,860          11941.75
                      $17,840       $15,868         $15,754          16286.37
                      $23,647       $20,393         $20,011          23151.32
    12/31/1999        $25,214       $24,675         $24,197          29690.93
                      $22,610       $22,429         $22,315          23136.00
                      $18,149       $19,773         $19,537          20190.04
     6/30/2002        $13,412       $17,176         $17,034          16773.40

The S&P 500/Barra Growth Index is made up of those stocks contained within the S&P 500 Index that have higher price-to-book ratios. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/02                                        CLASS A SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------
Net Asset Value
per Share                        6/30/02        12/31/01
                                 $10.67         $14.34

Distributions per Share          Income         Short-Term        Long-Term
(12/31/01-6/30/02)               Dividends      Capital Gains     Capital Gains
                                     -               -                 -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's (S&P) 500/Barra Growth Index, the S&P 500 Index and the Russell 1000 Index. Pioneer believes the S&P 500/Barra Growth Index is more representative of the Fund's holdings than the S&P 500 Index, and the Fund will compare its performance to this index in the future.

Average Annual Total Returns
(As of June 30,2002)

                           If                          If
Period                    Held                      Redeemed*

Life-of-Fund
(4/30/98)                -9.32%                      -9.32%
1 Year                  -33.69                      -33.69

*   Assumes reinvestment of distributions.

                                     [CHART]

                                Growth of $10,000

      Date        Pioneer Growth    S&P 500      Russell 1000     S&P 500/Barra
                     Shares*         Index          Index          Growth Index
     4/30/98        $10,000         $10,000        $10,000         $10,000
    12/31/98        $11,102         $11,180        $11,090           12125.45
                    $12,000         $13,527        $13,410           15550.56
    12/31/00        $11,000         $12,296        $12,367           12117.43
                    $ 8,937         $10,840        $10,828           10574.49
     6/30/02        $ 6,650         $ 9,416        $ 9,440            8573.76

The S&P 500/Barra Growth Index is made up of those stocks contained within the S&P 500 Index that have higher price-to-book ratios. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/02
--------------------------------------------------------------------------------

The first half of 2002 proved challenging for stock investing in the United States, especially for investment strategies that emphasized growth stocks. In the following interview, Eric Weigel discusses the factors that influenced the performance of Pioneer Growth Shares during the six-month period. Mr. Weigel is a member of the Fund's management team.

Q:  How did the Fund perform during the six months ended June 30,2002?

A: Pioneer Growth Shares had disappointing performance. For the six-month period, the Fund's Class A shares had a total return of -25.83% at net asset value. During the same period, the Fund's Class B shares returned -26.09% while Class C shares had a return of -26.10%. The S&P 500 Barra/Growth Index, a benchmark for large company stocks in general, returned -16.92% during the six months, while the Russell 1000 Growth Index had a return of -20.78%.

Q:  What factors contributed to this performance?

A: At the start of 2002, we increased our emphasis on growth companies, including many in cyclical industries that do well during times of economic expansion, because we anticipated a pickup in economic activity that would favor growth companies. However, the period proved difficult for large company stocks in general, but especially for growth stocks. These stocks trailed value stocks in a volatile period during which investors tended to be more influenced by controversies about accounting methods and corporate misconduct than about economic fundamentals and company earnings. Several of our individual holdings were hurt. Tyco International, which once accounted for more than 4% of Fund assets, fell precipitously on questions about accounting techniques, the success of its acquisition program, and the indictment of its former CEO. AOL Time-Warner performed poorly because of questions about its complicated financial structure, turnover in its management, and disappointing on-line revenues. Cablevision and Clear Channel Communications also turned in disappointing returns because of skepticism about their financially complex structures.

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Pioneer Growth Shares

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/02                              (continued)
--------------------------------------------------------------------------------

Q:  What was the investment environment like in early 2002?

A: From an economic standpoint, the environment offered most of the conditions for a rebound in stock prices. Both interest rates and inflation remained low, while corporate earnings appeared to hit bottom in the first quarter of 2002. With these factors as a backdrop, we expected to see earnings-per-share growth among S&P 500 companies approach 12% for 2002, consistent with an economic rebound.

    However, this scenario did not come to pass, at least in the first six months of 2002. Investor distrust of financial reports and stocks grew steadily, fed by accounting scandals, allegations of insider trading and controversies surrounding individual corporate executives. As a result, investors demanded higher risk premiums for their capital, which translated into lower stock prices. This was especially true for stocks of any company with a complicated financial structure.

    The skepticism and distrust particularly impeded growth companies, which tend to have higher stock prices, and where we had placed the greatest emphasis in the Fund. We invested in many companies because of their long-term growth prospects, but market sentiment tended not to favor these growth stocks in early 2002.

    Typical of the companies in which we invested that we continue to favor are two high tech companies, Flextronics and Applied Materials. Flextronics is a contract manufacturer for the technology industry. We believe that when demand for technology products starts to improve, Flextronics is poised to perform very well. Applied Materials manufactures semiconductors for the telecommunications sector, which currently is mired in a deep slump. We believe the company, with its leading-edge technology, should produce excellent earnings growth.

Pioneer Growth Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:  What were some of the performance leaders in an otherwise difficult period?

A: Two health care-related companies were positive contributors during the six months. Scios, a biotechnology firm, and HCA, a hospital management company, both turned in strong performance, as did Northrop Grumman, a government contractor that benefited from increases in national defense spending.

Q:  What is your investment outlook?

A: We are guarded in our outlook. While we think stocks are fairly valued, especially in relation to other classes of assets, including bonds and money market securities, the strong negative investor sentiment remains an issue.

    We believe the economy in the United States will continue to grow this year and corporate profits should rebound. However, this optimism about business fundamentals is tempered by the uncertainty of how long investors will remain skeptical. For the near term, we are encouraged by the recent U.S. Securities and Exchange Commission regulation requiring corporate chief executive officers and chief financial officers to attest personally to the accuracy of corporate financial reports. This regulation should force the disclosure of any questionable accounting before the August implementation date.

    In the first six months of 2002, negative investor sentiment was the surprising factor, overwhelming positive economic and business trends. It remains to be seen how long it will take for business fundamentals to once again become the primary factor that investors consider.

Pioneer Growth Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/02 (unaudited)
--------------------------------------------------------------------------------

Shares                                                                          Value
                  COMMON STOCKS - 95.3%
                  Energy - 1.0%
                  Integrated Oil & Gas - 1.0%
    200,900       Exxon Mobil Corp.                                     $   8,220,828
                                                                        -------------
                  Total Energy                                          $   8,220,828
                                                                        -------------
                  Capital Goods - 5.8%
                  Aerospace & Defense - 1.4%
     96,200       Northrop Grumman Corp.                                $  12,025,000
                                                                        -------------
                  Electrical Components & Equipment - 4.4%
  1,000,100       General Electric Co.                                  $  29,052,905
  1,412,400       Sanmina-SCI Corp.*                                        8,912,244
                                                                        -------------
                                                                        $  37,965,149
                                                                        -------------
                  Total Capital Goods                                   $  49,990,149
                                                                        -------------
                  Commercial Services & Supplies - 2.5%
                  Data Processing Services - 2.5%
    210,100       Automatic Data Processing, Inc.                       $   9,149,855
    448,600       Amdocs Ltd.*                                              3,386,930
    109,900       Electronic Data Systems Corp.                             4,082,785
    131,000       First Data Corp.                                          4,873,200
                                                                        -------------
                                                                        $  21,492,770
                                                                        -------------
                  Total Commercial Services & Supplies                  $  21,492,770
                                                                        -------------
                  Transportation - 1.4%
                  Trucking - 1.4%
    192,300       United Parcel Service                                 $  11,874,525
                                                                        -------------
                  Total Transportation                                  $  11,874,525
                                                                        -------------
                  Automobiles & Components - 0.5%
                  Auto Parts & Equipment - 0.5%
     39,500       SPX Corp.*                                            $   4,641,250
                                                                        -------------
                  Total Automobiles & Components                        $   4,641,250
                                                                        -------------
                  Media - 2.8%
                  Advertising - 0.8%
    146,400       Omnicom Group                                         $   6,705,120
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                          Value
                  Broadcasting & Cable TV - 0.6%
    162,400       Clear Channel Communications, Inc.*                   $   5,200,048
                                                                        -------------
                  Movies & Entertainment - 1.4%
    861,800       AOL Time - Warner, Inc.*                              $  12,677,078
                                                                        -------------
                  Total Media                                           $  24,582,246
                                                                        -------------
                  Retailing - 10.4%
                  Department Stores - 1.3%
    157,900       Kohl's Corp.*                                         $  11,065,632
                                                                        -------------
                  General Merchandise Stores - 5.4%
    850,600       Wal-Mart Stores, Inc.                                 $  46,791,506
                                                                        -------------
                  Home Improvement Retail - 3.8%
    486,200       Home Depot, Inc.                                      $  17,858,126
    317,500       Lowe's Companies, Inc.                                   14,414,500
                                                                        -------------
                                                                        $  32,272,626
                                                                        -------------
                  Total Retailing                                       $  90,129,764
                                                                        -------------
                  Food & Drug Retailing - 0.0%
                  Food Retail - 0.0%
      5,764       The J.M. Smucker Co.                                  $     196,725
                                                                        -------------
                  Total Food & Drug Retailing                           $     196,725
                                                                        -------------
                  Food, Beverage & Tobacco - 3.0%
                  Tobacco - 3.0%
    600,900       Philip Morris Companies, Inc.                         $  26,247,312
                                                                        -------------
                  Total Food, Beverage & Tobacco                        $  26,247,312
                                                                        -------------
                  Household & Personal Products - 7.4%
                  Household Products - 3.0%
    288,200       Procter & Gamble Co.                                  $  25,736,260
                                                                        -------------
                  Personal Products - 4.4%
    470,700       Gillette Co.                                          $  15,942,609
    363,500       Kimberly-Clark Corp.                                     22,537,000
                                                                        -------------
                                                                        $  38,479,609
                                                                        -------------
                  Total Household & Personal Products                   $  64,215,869
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/02 (unaudited)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                          Value
                  Health Care Equipment & Supplies - 10.6%
                  Health Care Distributors & Services - 5.2%
    345,700       Biovail Corp., Intl.*                                 $  10,011,472
    689,700       Wyeth, Inc.                                              35,312,640
                                                                        -------------
                                                                        $  45,324,112
                                                                        -------------
                  Health Care Equipment - 0.7%
    133,100       Medtronic, Inc.*                                      $   5,703,335
                                                                        -------------
                  Health Care Facilities - 4.7%
    695,800       HCA, Inc.                                             $  33,050,500
    103,700       Tenet Healthcare Corp.*                                   7,419,735
                                                                        -------------
                                                                        $  40,470,235
                                                                        -------------
                  Total Health Care Equipment & Supplies                $  91,497,682
                                                                        -------------
                  Pharmaceuticals & Biotechnology - 19.0%
                  Biotechnology - 10.8%
    391,100       Amgen, Inc.*                                          $  16,379,268
    293,900       IDEC Pharmaceuticals Corp.*                              10,418,755
    981,600       Pharmacia Corp.                                          36,760,920
    794,900       Scios Inc.*                                              24,331,889
    145,900       Transkaryotic Therapies, Inc.*                            5,259,695
                                                                        -------------
                                                                        $  93,150,527
                                                                        -------------
                  Pharmaceuticals - 8.2%
    139,000       Forest Laboratories Inc.*                             $   9,841,200
  1,740,100       Pfizer, Inc.                                             60,903,500
                                                                        -------------
                                                                        $  70,744,700
                                                                        -------------
                  Total Pharmaceuticals & Biotechnology                 $ 163,895,227
                                                                        -------------
                  Diversified Financials - 0.6%
                  Diversified Financial Services - 0.6%
    135,500       Citigroup, Inc.                                       $   5,250,625
                                                                        -------------
                  Total Diversified Financials                          $   5,250,625
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                          Value
                  Insurance - 1.2%
                  Life & Health Insurance - 1.2%
    249,000       Lincoln National Corp.                                $  10,458,000
                                                                        -------------
                  Total Insurance                                       $  10,458,000
                                                                        -------------
                  Software & Services - 6.7%
                  Application Software - 6.7%
    283,400       Cadence Design System Inc.*                           $   4,568,408
    992,800       Microsoft Corp.*                                         53,730,336
                                                                        -------------
                                                                        $  58,298,744
                                                                        -------------
                  Total Software & Services                             $  58,298,744
                                                                        -------------
                  Technology Hardware & Development - 22.4%
                  Computer Hardware - 3.0%
    609,200       Hewlett-Packard Co.                                   $   9,308,576
    233,000       IBM Corp.*                                               16,776,000
                                                                        -------------
                                                                        $  26,084,576
                                                                        -------------
                  Computer Storage & Peripherals - 1.4%
  1,581,800       EMC Corp.*                                            $  11,942,590
                                                                        -------------
                  Electronic Equipment & Instruments - 0.7%
    792,400       Flextronics International, Ltd.*                      $   5,649,812
                                                                        -------------
                  Networking Equipment - 2.2%
  1,106,500       Brocade Communications Systems Inc.*                  $  19,341,620
                                                                        -------------
                  Semiconductor Equipment - 3.5%
    847,200       Applied Materials, Inc.*                              $  16,113,744
    134,900       KLA-Tencor Corp.*                                         5,934,251
    234,300       Novellus Systems, Inc.*                                   7,966,200
                                                                        -------------
                                                                        $  30,014,195
                                                                        -------------
                  Semiconductors - 6.6%
  3,518,500       Applied Micro Circuits Corp.*                         $  16,642,505
  1,246,000       Intel Corp.                                              22,764,420
    567,800       Micron Technology, Inc.*                                 11,480,916
    245,900       Texas Instruments, Inc.                                   5,827,830
                                                                        -------------
                                                                        $  56,715,671
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/02 (unaudited)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                          Value
                  Telecommunications Equipment - 5.0%
  1,265,600       Cisco Systems, Inc.*                                  $  17,655,120
    254,200       L-3 Communications Holdings, Inc.*                       13,726,800
    568,000       Nokia Corp. (A.D.R.)                                      8,224,640
    149,500       Qualcomm, Inc.*                                           4,109,755
                                                                        -------------
                                                                        $  43,716,315
                                                                        -------------
                  Total Technology Hardware & Development               $ 193,464,779
                                                                        -------------
                  TOTAL COMMON STOCKS
                  (Cost $1,048,466,068)                                 $ 824,456,495
                                                                        -------------
Principal
Amount
                  TEMPORARY CASH INVESTMENT - 4.7%
                  Repurchase Agreement - 4.7%
$40,400,000       Credit Suisse First Boston, Inc.,1.86% dated 6/28/02,
                  repurchase price of $40,400,000 plus accrued
                  interest on 7/1/02, collateralized by $40,292,000
                  U.S. Treasury Bond,6.25%,2/15/03                      $  40,400,000
                                                                        -------------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $40,400,000)                                    $  40,400,000
                                                                        -------------
                  TOTAL INVESTMENTS IN SECURITIES AND
                  TEMPORARY CASH INVESTMENT
                  (Cost $1,088,866,068)(a)(b)(c)                        $ 864,856,495
                                                                        =============

       *   Non-Income producing security.

     (a) At June 30, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $1,106,832,042 was as follows:

           Aggregate gross unrealized gain for all investments in       $   9,374,480
           which there is an excess of value over tax cost

           Aggregate gross unrealized loss for all investments in       $(251,350,027)
           which there is an excess of tax cost over value              -------------

           Net unrealized loss                                          $(241,975,547)
                                                                        =============

     (b) At December 31, 2001, the Fund had a net capital loss carryforward of $153,113,395 which will expire between 2008 and 2009 if not utilized.

     (c) The Fund elected to defer approximately $18,650,456 of capital losses recognized between November 1, 2001 and December 31, 2001 to its fiscal year ending December 31, 2002.

           Purchases and sales of securities (excluding temporary cash investments)
           for the six months ended June 30, 2002 aggregated $648,153,116 and
           $801,965,020, respectively.

   The accompanying notes are an integral part of these financial statements.

14

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Pioneer Growth Shares

--------------------------------------------------------------------------------
BALANCE SHEET 6/30/02 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities, at value (including temporary cash
      investment of $40,400,000) (cost $1,088,866,068)                 $  864,856,495
    Cash                                                                       17,921
    Receivables -
      Investment securities sold                                           16,611,870
      Fund shares sold                                                        512,441
      Collateral for securities loaned, at fair value                      19,513,310
      Dividends, interest and foreign taxes withheld                          911,533
    Other                                                                       2,049
                                                                       --------------
          Total assets                                                 $  902,425,619
                                                                       --------------

LIABILITIES:
    Payables -
      Investment securities purchased                                  $      171,075
      Fund shares repurchased                                               3,136,494
      Upon return of securities loaned                                     19,513,310
    Due to affiliates                                                       1,234,590
    Accrued expenses                                                          214,294
                                                                       --------------
          Total liabilities                                            $   24,269,763
                                                                       --------------

NET ASSETS:
    Paid-in capital                                                    $1,512,120,871
    Accumulated net investment loss                                        (3,448,553)
    Accumulated net realized loss on investments and futures contracts   (406,506,889)
    Net unrealized loss on investments                                   (224,009,573)
                                                                       --------------
          Total net assets                                             $  878,155,856
                                                                       --------------

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
    Class A (based on $558,265,597/54,150,055 shares)                  $        10.31
                                                                       --------------
    Class B (based on $258,904,326/26,813,875 shares)                  $         9.66
                                                                       --------------
    Class C (based on $55,495,962/5,698,539 shares)                    $         9.74
                                                                       --------------
    Class Y (based on $5,489,971/514,562 shares)                       $        10.67
                                                                       --------------

MAXIMUM OFFERING PRICE:
    Class A                                                            $        10.94
                                                                       --------------
    Class C                                                            $         9.84
                                                                       --------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/02

INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld of $26,041)   $   5,274,980
    Interest                                                     302,658
    Income from securities loaned, net                            21,353
                                                           -------------
       Total investment income                                              $   5,598,991
                                                                            -------------

EXPENSES:
    Management fees                                        $   3,793,244
    Performance adjustment                                      (567,372)
    Transfer agent fees
       Class A                                                 1,485,779
       Class B                                                   839,182
       Class C                                                   174,075
       Class Y                                                     1,795
    Distribution fees
       Class A                                                   898,823
       Class B                                                 1,689,947
       Class C                                                   354,035
    Administrative fees                                          158,981
    Custodian fees                                                44,239
    Registration fees                                             38,356
    Professional fees                                             30,167
    Printing                                                     130,748
    Fees and expenses of nonaffiliated trustees                   18,364
    Miscellaneous                                                 12,663
                                                           -------------
       Total expenses                                                       $   9,103,026
       Less fees paid indirectly                                                  (55,482)
                                                                            -------------
       Net expenses                                                         $   9,047,544
                                                                            -------------
          Net investment loss                                               $  (3,448,553)
                                                                            -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
    Net realized loss on investments                                        $(216,777,064)
    Change in net unrealized loss from investments                           (106,961,634)
                                                                            -------------
       Net loss on investments                                               (323,738,698)
                                                                            -------------
       Net decrease in net assets resulting from operations                 $(327,187,251)
                                                                            =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/02 and the Year Ended 12/31/01

                                                                 Six Months
                                                                   Ended
                                                                  6/30/02           Year Ended
FROM OPERATIONS:                                                (unaudited)          12/31/01
   Net investment loss                                        $   (3,448,553)     $   (8,617,475)
   Net realized loss on investments                             (216,777,064)       (169,424,057)
   Change in net unrealized loss on investments                 (106,961,634)       (176,304,050)
                                                              --------------      --------------
     Net decrease in net assets resulting from operations     $ (327,187,251)     $ (354,345,582)
                                                              --------------      --------------

FROM FUND SHARE TRANSACTIONS:
   Net proceeds from sale of shares                           $   91,128,478      $  216,195,959
   Reinvestment of distributions                                           -                   -
   Cost of shares repurchased                                   (216,324,079)       (451,410,733)
                                                              --------------      --------------
     Net decrease in net assets resulting from
      fund share transactions                                 $ (125,195,601)     $ (235,214,774)
                                                              --------------      --------------
     Net decrease in net assets                               $ (452,382,852)     $ (589,560,356)

NET ASSETS:
   Beginning of period                                         1,330,538,708       1,920,099,064
                                                              --------------      --------------
   End of period (including accumulated net
     investment loss of $3,448,553 and $0, respectively)      $  878,155,856      $1,330,538,708
                                                              ==============      ==============

                                '02 Shares       '02 Amount
CLASS A                         (unaudited)      (unaudited)       '01 Shares         '01 Amount
Shares sold                      4,565,667      $  57,374,994       8,486,386      $ 128,686,664
Reinvestment of distributions            -                  -               -                  -
Less shares repurchased        (10,589,232)      (128,774,142)    (17,852,643)      (270,999,858)
                               -----------      -------------      ----------      -------------
     Net decrease               (6,023,565)     $ (71,399,148)     (9,366,257)     $(142,313,194)
                               ===========      =============      ==========      =============
CLASS B
Shares sold                      1,988,144      $  23,309,272       4,247,314      $  60,858,044
Reinvestment of distributions            -                  -               -                  -
Less shares repurchased         (5,820,546)       (66,891,832)     (9,819,179)      (140,070,898)
                               -----------      -------------      ----------      -------------
     Net decrease               (3,832,402)     $ (43,582,560)     (5,571,865)     $ (79,212,854)
                               ===========      =============      ==========      =============
CLASS C
Shares sold                        706,921      $   8,351,943       1,248,640      $  17,796,497
Reinvestment of distributions            -                  -               -                  -
Less shares repurchased         (1,316,232)       (15,377,385)     (2,630,764)       (37,844,282)
                               -----------      -------------      ----------      -------------
     Net decrease                 (609,311)     $  (7,025,442)     (1,382,124)     $ (20,047,785)
                               ===========      =============      ==========      =============
CLASS Y
Shares sold                        157,814      $   2,092,269         582,684      $   8,854,754
Reinvestment of distributions            -                  -               -                  -
Less shares repurchased           (393,344)        (5,280,720)       (167,270)        (2,495,695)
                               -----------      -------------      ----------      -------------
     Net increase (decrease)      (235,530)     $  (3,188,451)        415,414      $   6,359,059
                               ===========      =============      ==========      =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/02
--------------------------------------------------------------------------------

                                                               Six Months
                                                                 Ended
                                                                6/30/02        Year Ended       Year Ended
CLASS A                                                       (unaudited)       12/31/01         12/31/00
Net asset value, beginning of period                           $  13.90         $  17.21        $    20.16
                                                               --------         --------        ----------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $   0.01         $  (0.04)       $    (0.09)
  Net realized and unrealized gain (loss) on investments          (3.60)           (3.27)            (1.81)
                                                               --------         --------        ----------
    Net increase (decrease) from investment operations         $  (3.59)        $  (3.31)       $    (1.90)
Distributions to shareowners:
  Net realized gain                                                   -                -             (1.05)
                                                               --------         --------        ----------
Net increase (decrease) in net asset value                     $  (3.59)        $  (3.31)       $    (2.95)
                                                               --------         --------        ----------
Net asset value, end of period                                 $  10.31         $  13.90        $    17.21
                                                               ========         ========        ==========

Total return*                                                    (25.83)%         (19.23)%           (9.57)%
Ratio of net expenses to average net assets[dagger]                1.31%**          1.18%             1.22%
Ratio of net investment loss to average net assets[dagger]        (0.32)%**        (0.29)%           (0.60)%
Portfolio turnover rate                                             119%**           111%               58%
Net assets, end of period (in thousands)                       $558,266         $836,149        $1,197,025
Ratios assuming reductions for fees paid indirectly:
  Net expenses                                                     1.30%**          1.16%             1.19%
  Net investment loss                                             (0.31)%**        (0.27)%           (0.57)%

                                                               Year Ended       Year Ended       Year Ended
CLASS A                                                         12/31/99         12/31/98         12/31/97
Net asset value, beginning of period                           $    20.34       $    16.35        $  11.71
                                                               ----------       ----------        --------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $    (0.09)      $    (0.03)       $  (0.03)
  Net realized and unrealized gain (loss) on investments             1.59             5.40            5.16
                                                               ----------       ----------        --------
    Net increase (decrease) from investment operations         $     1.50       $     5.37        $   5.13
Distributions to shareowners:
  Net realized gain                                                 (1.68)           (1.38)          (0.49)
                                                               ----------       ----------        --------
Net increase (decrease) in net asset value                     $    (0.18)      $     3.99        $   4.64
                                                               ----------       ----------        --------
Net asset value, end of period                                 $    20.16       $    20.34        $  16.35
                                                               ==========       ==========        ========

Total return*                                                        7.40%           33.54%          43.78%
Ratio of net expenses to average net assets[dagger]                  1.02%            0.95%           0.99%
Ratio of net investment loss to average net assets[dagger]          (0.41)%          (0.18)%         (0.25)%
Portfolio turnover rate                                                48%              30%             28%
Net assets, end of period (in thousands)                       $1,935,072       $1,408,252        $567,126
Ratios assuming reductions for fees paid indirectly:
  Net expenses                                                       1.00%            0.93%           0.97%
  Net investment loss                                               (0.39)%          (0.16)%         (0.23)%

       * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
      **  Annualized.
[dagger]  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/02
--------------------------------------------------------------------------------

                                                               Six Months
                                                                 Ended
                                                                6/30/02        Year Ended        Year Ended
CLASS B                                                       (unaudited)       12/31/01          12/31/00
Net asset value, beginning of period                           $  13.07         $  16.31          $  19.31
                                                               --------         --------          --------
Increase (decrease) from investment operations:
  Net investment loss                                          $  (0.14)        $  (0.17)         $  (0.35)
  Net realized and unrealized gain (loss) on investments          (3.27)           (3.07)            (1.60)
                                                               --------         --------          --------
    Net increase (decrease) from investment operations         $  (3.41)        $  (3.24)         $  (1.95)
Distributions to shareowners:
  Net realized gain                                                   -                -             (1.05)
                                                               --------         --------          --------
Net increase (decrease) in net asset value                     $  (3.41)        $  (3.24)         $  (3.00)
                                                               --------         --------          --------
Net asset value, end of period                                 $   9.66         $  13.07          $  16.31
                                                               ========         ========          ========
Total return*                                                    (26.09)%         (19.86)%          (10.25)%
Ratio of net expenses to average net assets[dagger]                2.15%**          1.98%             2.04%
Ratio of net investment loss to average net assets[dagger]        (1.16)%**        (1.09)%           (1.42)%
Portfolio turnover rate                                             119% **          111%               58%
Net assets, end of period (in thousands)                       $258,904         $400,506          $590,879
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                     2.14% **         1.97%             2.03%
  Net investment loss                                             (1.15)%**        (1.08)%           (1.41)%

                                                                Year Ended       Year Ended       Year Ended
CLASS B                                                          12/31/99         12/31/98        12/31/97(a)
Net asset value, beginning of period                             $  19.70         $  16.00        $  11.55
                                                                 --------         --------        --------
Increase (decrease) from investment operations:
  Net investment loss                                            $  (0.19)        $  (0.07)       $  (0.15)
  Net realized and unrealized gain (loss) on investments             1.48             5.15            5.09
                                                                 --------         --------        --------
    Net increase (decrease) from investment operations           $   1.29         $   5.08        $   4.94
Distributions to shareowners:
  Net realized gain                                                 (1.68)           (1.38)          (0.49)
                                                                 --------         --------        --------
Net increase (decrease) in net asset value                       $  (0.39)        $   3.70        $   4.45
                                                                 --------         --------        --------
Net asset value, end of period                                   $  19.31         $  19.70        $  16.00
                                                                 ========         ========        ========
Total return*                                                        6.57%           32.46%          42.75%
Ratio of net expenses to average net assets[dagger]                  1.82%            1.74%           1.76%
Ratio of net investment loss to average net assets[dagger]          (1.21)%          (0.95)%         (1.01)%
Portfolio turnover rate                                                48%              30%             28%
Net assets, end of period (in thousands)                         $991,818         $669,496        $163,955
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                       1.80%            1.71%           1.72%
  Net investment loss                                               (1.19)%          (0.92)%         (0.97)%

     (a) The per share data presented above is based upon the average shares outstanding for the period presented.
       * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
      **  Annualized.
[dagger]  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/02
--------------------------------------------------------------------------------

                                                               Six Months
                                                                 Ended
                                                                6/30/02         Year Ended       Year Ended
CLASS C                                                       (unaudited)        12/31/01         12/31/00
Net asset value, beginning of period                            $ 13.18          $ 16.42          $  19.45
                                                                -------          -------          --------
Increase (decrease) from investment operations:
  Net investment loss                                           $ (0.13)         $ (0.15)         $  (0.45)
  Net realized and unrealized gain (loss) on investments          (3.31)           (3.09)            (1.53)
                                                                -------          -------          --------
      Net increase (decrease) from investment operations        $ (3.44)         $ (3.24)         $  (1.98)
Distributions to shareowners:
  Net realized gain                                                   -                -             (1.05)
                                                                -------          -------          --------
Net increase (decrease) in net asset value                      $ (3.44)         $ (3.24)         $  (3.03)
                                                                -------          -------          --------
Net asset value, end of period                                  $  9.74          $ 13.18          $  16.42
                                                                =======          =======          ========
Total return*                                                    (26.10)%         (19.73)%          (10.33)%
Ratio of net expenses to average net assets[dagger]                2.14%**          1.87%             2.12%
Ratio of net investment loss to average net assets[dagger]        (1.15)%**        (0.98)%           (1.51)%
Portfolio turnover rate                                             119%**           111%               58%
Net assets, end of period (in thousands)                        $55,496          $83,129          $126,287
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                     2.13%**          1.85%             2.10%
  Net investment loss                                             (1.14)%**        (0.96)%           (1.49)%

                                                                Year Ended       Year Ended       Year Ended
CLASS C                                                          12/31/99         12/31/98        12/31/97(a)
Net asset value, beginning of period                             $  19.82         $  16.08         $ 11.55
                                                                 --------         --------         -------
Increase (decrease) from investment operations:
  Net investment loss                                            $  (0.18)        $  (0.08)        $ (0.14)
  Net realized and unrealized gain (loss) on investments             1.49             5.20            5.16
                                                                 --------         --------         -------
      Net increase (decrease) from investment operations         $   1.31         $   5.12         $  5.02
Distributions to shareowners:
  Net realized gain                                                 (1.68)           (1.38)          (0.49)
                                                                 --------         --------         -------
Net increase (decrease) in net asset value                       $   0.37         $   3.74         $  4.53
                                                                 --------         --------         -------
Net asset value, end of period                                   $  19.45         $  19.82         $ 16.08
                                                                 ========         ========         =======
Total return*                                                        6.63%           32.55%          43.44%
Ratio of net expenses to average net assets[dagger]                  1.77%            1.71%           1.69%
Ratio of net investment loss to average net assets[dagger]          (1.16)%          (0.92)%         (0.93)%
Portfolio turnover rate                                                48%              30%             28%
Net assets, end of period (in thousands)                         $289,275         $184,909         $34,300
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                       1.74%            1.67%           1.63%
  Net investment loss                                               (1.13)%          (0.88)%         (0.87)%

     (a) The per share data presented above is based upon the average shares outstanding for the period presented.
       * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
      **  Annualized.
[dagger]  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/02
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                       Ended
                                                                      6/30/02    Year Ended   Year Ended   Year Ended   4/30/98 to
CLASS Y                                                             (unaudited)   12/31/01     12/31/00    12/31/99(a)   12/31/98
Net asset value, beginning of period                                  $ 14.34      $ 17.65       $20.37       $20.41      $19.73
                                                                      -------      -------       ------       ------      ------
Increase (decrease) from investment operations:
  Net investment income (loss)                                        $  0.16      $  0.04       $(0.02)      $ 0.01      $ 0.03
  Net realized and unrealized gain (loss) on investments                (3.83)       (3.35)       (1.65)        1.63        2.03
                                                                      -------      -------       ------       ------      ------
       Net increase (decrease) from investment operations             $ (3.67)     $ (3.31)      $(1.67)      $ 1.64      $ 2.06
Distributions to shareowners:
  Net realized gain                                                         -            -        (1.05)       (1.68)      (1.38)
                                                                      -------      -------       ------       ------      ------
Net increase (decrease) in net asset value                            $ (3.67)     $ (3.31)      $(2.72)      $(0.04)     $ 0.68
                                                                      -------      -------       ------       ------      ------
Net asset value, end of period                                        $ 10.67      $ 14.34       $17.65       $20.37      $20.41
                                                                      =======      =======       ======       ======      ======
Total return*                                                          (25.57)%     (18.75)       (8.34)%       8.08%      11.02%
Ratio of net expenses to average net assets[dagger]                      0.71%**      0.61%        0.66%        0.61%       0.51%**
Ratio of net investment income (loss) to average net assets[dagger]      0.25%**      0.33%       (0.04)%       0.02%       0.29%**
Portfolio turnover rate                                                   119%**       111%          58%          48%         30%
Net assets, end of period (in thousands)                              $ 5,490      $10,755       $5,908       $6,431      $5,287
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                           0.70%**      0.58%        0.65%        0.58%       0.51%**
  Net investment income (loss)                                           0.26%**      0.36%       (0.03)%       0.05%       0.29%**

     (a) The per share data presented above is based upon the average shares outstanding for the period presented.
       * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
      **  Annualized.
[dagger]  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/02 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Growth Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek appreciation of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States, that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date except that in certain dividends from foreign securities when the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Growth Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Fund. Change in value of the contracts may not directly correlate to the change in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At June 30, 2002, the Fund had no open futures contracts.

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $108,559 in underwriting commissions on the sale of Fund shares during the six months ended June 30, 2002.

Pioneer Growth Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/02 (unaudited)                    (continued)
--------------------------------------------------------------------------------

E. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class Y shares can bear different transfer agent and distribution fees.

F. Securities Lending

   The Fund lends securities in its Portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and records gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of collateral at period end is disclosed on the balance sheet. As of June 30, 2002, the Fund loaned securities having a fair value of approximately $19,696,409 and received collateral of $19,513,310 for the loan.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The

Pioneer Growth Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.625% of the excess over $1 billion. Effective October 1, 2000, the basic fee will be subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Russell 1000(R) Index. The performance period for the comparison is being phased in over time in monthly increments through September 30, 2002, when it will be made for a full rolling 36-month period. For the six months ended June 30, 2002, the aggregate performance adjustment resulted in a decrease to the basic fee of $567,372. The management fee was equivalent to 0.57% of the average daily net assets for the period.

In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At June 30, 2002, $401,125 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $418,327 in transfer agent fees payable to PIMSS at June 30, 2002.

4. Distribution Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares.

Pioneer Growth Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/02 (unaudited)                    (continued)
--------------------------------------------------------------------------------

Included in due to affiliates is $415,138 in distribution fees payable to PFD at June 30, 2002.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2002, CDSCs in the amount of $598,967 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2002, the Fund's expenses were reduced by $55,482 under such arrangements.

6. Line Of Credit Facility

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 2002, the Fund had no borrowings under this agreement.

Pioneer Growth Shares

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                             Officers
John F. Cogan, Jr., Chairman         John F. Cogan, Jr., President
Mary K. Bush                         Daniel T. Geraci, Executive Vice President
Richard H. Egdahl, M.D.              Vincent Nave, Treasurer
Daniel T. Geraci                     Joseph P. Barri, Secretary
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management
Shareholder Services, Inc.

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.                                12106-00-0802
60 State Street                              (c) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                  Underwriter of Pioneer mutual funds
www.pioneerfunds.com                    [Recycle LOGO] Printed on Recycled Paper